POWERING GROWTH DELIVERING VALUE Investor Meetings l July 10, 2018 Powering Growth, Delivering Value

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project” and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy, customer and sales growth (or decline), and the effects of energy conservation measures and distributed generation; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballet initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. 2 Powering Growth, Delivering Value

VALUE PROPOSITION We are executing on our financial and operational objectives … Leverage Operational Excellence Financial Strength Economic Growth  Top decile safety performance  Annual dividend growth target of  Arizona’s long-term growth among peers 6%, subject to declaration at fundamentals remain largely Board of Directors’ discretion intact, including population  APS operates the Palo Verde growth, job growth and economic Generating Station  Strong credit ratings and balance development sheet  Disciplined cost management  By 2032 we expect to add  Rate base growth of 6-7% approximately 550,000 new customers1 … while also advocating to ensure Pinnacle West and Arizona have a sustainable energy future Pinnacle West combines Integrating Technology to Taking Steps to Address a solid foundation and a Modernize the Grid Rate Design clear strategy to build  At the forefront of utilities  Worked with Arizona Corporation studying and deploying advanced Commission and key stakeholders shareholder value through infrastructure to enable reliable to modernize rates our core utility business and cost-efficient integration of  Comprehensive rate review emerging technologies into the agreement approved in August grid and with customers 2017, enabling investment in smarter, cleaner energy infrastructure 3 Powering Growth, Delivering Value 1 Based on the 2017 Integrated Resource Plan filed April 10, 2017.

APS’s vision is to create a SUSTAINABILITY sustainable energy future for Arizona Pinnacle West and APS have adopted a strategic framework that Five critical areas of our sustainability efforts supports our operating foundation Carbon Management • 50% of our diverse energy mix is carbon-free • Plan to reduce carbon intensity by 23% over the next 15 yrs Energy Innovation • More than 1,300 MW of installed solar capacity • Plan to add over 500 MW of energy storage by 2032 Safety & Security • 70% reduction in OSHA recordable injuries over past 10 yrs • Remain top decile for safety performance in the U.S. electric utilities industry Water Resources • 14% reduction in groundwater use since 2014 • 20B gallons of water recycled each year to cool Palo Verde People • Avg. employee tenure of 13 yrs due to strong talent strategy • More than 20% of our employees are veterans 4 Powering Growth, Delivering Value

TECHNOLOGY Technological advancements for a more efficient and informed INNOVATION Worker of the Future Advanced Data Analytics Workforce Automation • Leveraging data using state • Utilizing APS’s drone of the art Machine Learning program to save over $1 and Artificial Intelligence million dollars through land techniques. surveys and faster identification of equipment • Driving value via process approaching failure. automation and data-driven decision making. • Deploying robotic process automation (bots) to reduce • Providing tools that identify labor hours by implementing inefficiencies in Supply Chain simple, agile, standard and plant operations. processes. Electronic Work Packages • Enabling mobile/field workers to react more quickly through access to real-time systems and data • Making Leaders more efficient with tools to support their workers in real time • Eliminating inefficient and manual paper processes 5 Powering Growth, Delivering Value

Modernizing the distribution grid ADVANCED GRID with advanced technology investments – resulting in INVESTMENTS improved reliability for customers and more efficient operations Grid Operations & Investment Projected $1.6 Billion from 2018-2020 R T Reclosers – Supervisory Advanced Distribution Cap Bank Controllers, Substation Controlled Switches, Trip Savers System Platform Regulators, Voltage Management Algorithms • Automated switches controlled from • Integrated operational platform • Controls regulators and capacitor the Distribution Operations Center • Increases efficiency and life of banks to manage power quality such • Manage load without sending field distribution system; improves safety as power factor and voltage personnel to manually operate the and communication; increases ability switch to manage overall reliability; and enables Distributed Energy Resources Monitors – Transformers, Communications Backhaul Sensors – Current, Voltage Breakers, Bushings • New technologies such as APS’s • Leveraging AMI for distribution • Line sensors to measure & identify Transformer Oil Analysis & Notification automation fault current, fault location and system leverage advances in • Strategically deploying Fiber for voltage communications and sensing to communications backhaul • Improves outage restoration time and remotely monitor health of • Transitioning to Internet Protocol operations efficiency transformers, enabling proactive based networks for future growth maintenance actions to prevent critical & scalability failures and increase reliability 6 Powering Growth, Delivering Value

CUSTOMER Programs that benefit both the PROGRAMS Company and customers Smart Thermostats with Demand Response and Pre-Cooling Customer Benefits • Bill credit of $25/year in exchange for demand response APS Benefits • Partner with customers to reduce system load during peak periods Behind the Meter Battery Systems Customer Benefits • Receive battery and one-time incentive of $500 in exchange for joint use of the battery APS Benefits • APS will own, operate, and maintain the battery systems • Batteries will help integrate solar resources • Utilize battery storage as a load balancing mechanism during peak hours Residential Grid-Interactive Water Heaters Customer Benefits • Bill savings opportunities • Customers receive free heat pump water heaters APS Benefits • APS operates water heaters to fill the belly of the duck and avoid peak periods • Innovative load management initiative 7 Powering Growth, Delivering Value

DEMAND SIDE 2018 DSM Plan shifts the focus to align with APS’s changing MANAGEMENT (DSM) resource needs School Bus Electrification – Pilot program to electrify school buses that can charge in the middle of the day Managed EV Charging Program – Fleet, workplace and multifamily charging infrastructure – Utility controlled providing additional demand response Reverse Demand Response Pilot – Customers take advantage of negative pricing events ELECTRIC Energy Storage Initiative Expansion VEHICLE – Focus on C&I energy storage and control FLEET 2018 DSM Plan introduces new high value pilot programs to utilize the mid-day overproduction of energy 8 Powering Growth, Delivering Value

RENEWABLE APS has been supporting solar RESOURCES energy for more than 60 years APS Solar Portfolio* APS currently has 1,625 MW of renewable resources: Owned PPA 239 MW 310 MW • Solar* 1,306 MW • Wind 289 MW DG 757 MW • Biomass 14 MW • Geothermal 10 MW • Biogas 6 MW Owned solar includes 170 MW AZ Sun Program, 25 MW of APS owned Distributed Generation (DG), 4 MW of other APS owned utility scale solar and 40 MW Red Rock Solar Plant; PPA is primarily 250 MW Solana Concentrated Solar Facility. Yuma Foothills Aragonne Mesa Snowflake Salton Sea Glendale Landfill Solar Wind Biomass Geothermal Biogas 35 MW 90 MW 14 MW 10 MW 3MW * As of 3/31/18 as reported in the First Quarter 2018 Form 10-Q – with additional 99 MW under development 9 Powering Growth, Delivering Value

Providing more renewable energy APS SOLAR and technology to all customers APS Solar Partner Program (Installations Complete) – Installed 10 MW of APS-owned residential PV systems with advanced controllable inverters that can vary power output – 4 MWh of grid-tied battery storage on 2 of the participating feeders APS Solar Communities (Construction to begin Q2 2018) – Deploy utility owned photovoltaic Primary Customer Limited-Income Residential Customers solar generation connected and Multi-Family Dwellings Target directly to the distribution system – All solar assets will use advanced Secondary Customer Moderate-Income Residential Customers inverters Target – Program spend of $10-$15 million in direct capital costs each year for the Other Eligible Commercial Customers Serving Limited three-year program period Participants & Moderate-Income Customers – Program costs recovered annually through Title 1 Rural the Renewable Energy Surcharge Non-Profits Schools Government 10 Powering Growth, Delivering Value

Energy storage is an important STORAGE PROJECTS part of our Integrated Resource Plan 2018 Battery Storage RFP • Up to 106 MW located on APS solar plant sites • Utility owned • Anticipated in service by June 2020 Punkin Center Battery Storage Project • 2 MW / 8 MWH lithium ion battery • Placed in service March 2018 • Defers the rebuild of around 20 miles of 21 kV distribution line for approximately 5-10 years • Acts as generating capacity to the system • Helps regulate the voltage on the feeder APS, First Solar Battery Storage Project • 50 MW battery energy storage; 65 MW solar • 15-year power purchase agreement • Anticipated in service in 2021 • APS will be able to store power and deliver energy during peak hours (3-8pm) 11 Powering Growth, Delivering Value

RESOURCE PLANNING* Peak** 8,405 MW 9,835 MW 11,410 MW Resource Reductions 2017-2022 2017-2027 2017-2032 (Retirements, Expirations) -487 MW -872 MW -872 MW Ocotillo steam unit retirements and Ocotillo steam unit retirements, Ocotillo steam unit retirements, Navajo contract expiration Navajo contract expiration and Navajo contract expiration and Cholla coal retirement Cholla coal retirement -509 MW -1,120 MW -1,133 MW PPA expirations PPA expirations PPA expirations Resource Additions 2017-2022 2017-2027 2017-2032 2,704 MW 5,206 MW 6,923 MW Natural gas generating units, short-term Natural gas generating units, short-term Natural gas generating units, short-term market purchases, DSM, microgrids, market purchases, DSM, microgrids, market purchases, DSM, microgrids, rooftop solar and storage rooftop solar and storage rooftop solar, storage and wind Peak Load Growth 2022 2027 2032 3.4% 3.1% 3.0% 2017-2022 2017-2027 2017-2032 20% 40% 62% Reference Year 2017** 2022 2027 2032 Peak** 7,023 MW Utility-Scale Short-Term Market Nuclear Coal Natural Gas DSM Rooftop Solar Storage Renewable Energy Purchases * Data shown is based on the 2017 Integrated Resource Plan filed 12 Powering Growth, Delivering Value April 10, 2017. **Normal weather peak, includes planning reserves

APPENDIX Powering Growth, Delivering Value

SENIOR Our management team has more than 100 combined years of MANAGEMENT creating shareholder value in the TEAM energy industry Don Brandt Jim Hatfield Chairman of the Board, President and Executive Vice President and Chief Executive Officer, Pinnacle West & APS Chief Financial Officer, Pinnacle West & APS We maintain a robust • Joined Pinnacle West in 2002 • Joined as SVP and CFO in pipeline of talent to serve 2008 from OGE Energy • Elected to Pinnacle West Corp. Board and named Chairman, our complex operations CEO in 2009 • Responsible for corporate and facilitate effective functions including finance, • Recognized industry leader investor relations, and risk succession planning in a with 30+ years in the nuclear management and energy industries highly competitive talent • 37+ years of financial • Vice Chairman of the environment experience in the utility and Institute of Nuclear Power energy business Operations and Chairman of the Nuclear Energy Institute Daniel Froetscher Jeff Guldner Bob Bement Executive Vice President of Operations, APS Executive Vice President, Public Policy & Executive Vice President and General Counsel, Pinnacle West & APS Chief Nuclear Officer, APS • Joined APS in 1980 • Joined APS in 2004 from • Joined APS in 2007 from • Appointed EVP of Operations, Snell & Wilmer Arkansas Nuclear One February 2018 • Appointed EVP and GC, April • Promoted from SVP of Site • Responsible for overseeing 2017 Operations to EVP and Chief T&D, fossil generation, • Responsible for overseeing Nuclear Officer in 2016 resource management, regulatory and government • Responsible for all nuclear- sustainability, supply chain affairs and legal activities related activities associated and security • Significant experience in with Palo Verde • Significant leadership and public utility and energy law • Seasoned nuclear industry industry experience and regulation expert serving on several industry committees 14 Powering Growth, Delivering Value

APS CAPITAL Capital expenditures are funded primarily through internally EXPENDITURES generated cash flow ($ Millions) Other $1,341 $99 $1,211 $1,181 $1,153 Distribution $81 $152 $115 $419 Transmission $442 Renewable $174 $545 $612 Generation $3 $152 $193 1 $16 Environmental $85 $191 $235 $120 $16 $188 New Gas $25 $17 2 $10 $46 Generation $285 $218 $251 $196 Traditional Generation 2017 2018 2019 2020 Projected • The chart does not include capital expenditures related to 4CA’s 7% interest in the Four Corners Power Plant Units 4 and 5 of $29 million in 2017, or projected capital expenditures of $15 million in 2018, $7 million in 2019 and $6 million in 2020. • 2018 – 2020 as disclosed in First Quarter 2018 Form 10-Q. 1 Includes Selective Catalytic Reduction controls at Four Corners with in-service dates of Q4 2017 (Unit 5) and Q2 2018 (Unit 4) 2 Ocotillo Modernization Project: 2 units scheduled for completion in Q4 2018, 3 units scheduled for completion in Q1 2019. 15 Powering Growth, Delivering Value

OPERATIONS & Goal is to keep O&M per kWh flat, MAINTENANCE adjusted for planned outages ($ Millions) $905 - $925 $858 $848 75 - 85 72 63 830 - 840 776 795 20161 20171 2018E PNW Consolidated ex RES/DSM2 Planned Fleet Outages 1 Reclassified to reflect the adoption of the new accounting requirements for presenting pension and other postretirement non-service costs (“Pension & OPEB Presentation”). Increases in O&M due to the Pension & OPEB Presentation change are approximately $20 million in 2016, $25 million in 2017 and $35 million in 2018, which are offset in pension and other post-retirement non-service credits on the income statement. See Notes 1, 5 and 13 in the First Quarter 2018 Form 10-Q for additional information. 2 Excludes RES/DSM of $83 million in 2016, $91 million in 2017 and $105 million in 2018E. 16 Powering Growth, Delivering Value

Tax Cuts and Jobs Act provides TAX REFORM benefits to both our customers and shareholders Regulatory Steps Timing Impacts − Received ACC approval of $119 million annual rate − The impact of the lower federal income tax rate is reduction reflecting lower corporate tax rate through based on our quarterly pre-tax earnings the Tax Expense Adjustor Mechanism (TEAM) − The reduction to customers’ rates through the TEAM − Second filing under the TEAM expected later in 2018 is based on a per kWh sales credit to return excess deferred income taxes to customers − Our typical seasonal pre-tax earnings and kWh sales − FERC guidance on the rate reduction for transmission patterns are as follows1: customers expected in 2018 Q1 Q2 Q3 Q4 Recap of Excess Deferred Taxes As of March ($ millions) 31, 2018 Pre-Tax Earnings 5% 30% 55% 10% Kilowatt Hour Sales 21% 25% 33% 21% Total Regulated Excess Deferred Taxes $1,140 1 Based on historical five-year average Depreciation Related Excess Deferred Taxes (to be returned over the life of $1,020 - $1,040 Rate Base Growth property) − Higher incremental rate base of $150 million per Non-Depreciation Related Excess $100 - $120 year in 2018 and 2019 Deferred Taxes Continued Interest Deductibility Cash Taxes − Majority of Pinnacle West debt likely allocable to − Minimal cash tax payments through 2018 due to regulated operations and excluded from any existing $85 million in tax credit carryforwards limitation 17 Powering Growth, Delivering Value

ECONOMIC Arizona and Metro Phoenix remain attractive places to INDICATORS live and do business Nonresidential Building Vacancy – Metro Phoenix Maricopa County ranked #1 in U.S. for Vacancy Rate population growth for second straight year 25% - U.S. Census Bureau March 2018 20% Office Industrial 15% Arizona population surpassed 7 million in 2017 10% Retail 5% Arizona #1 state in the country in 2017 for in-bound moves 0% - North American Moving Services January 2018 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18Q1 Single Family & Multifamily Housing Permits 2017 housing construction at highest level Maricopa County since 2007 Single Family Multifamily Projected 40,000 Above-average job growth in tourism, 30,000 health care, manufacturing, financial 20,000 services, and construction 10,000 Vacancy rates in office and retail space have fallen to pre-recessionary levels 0 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18E 18 Powering Growth, Delivering Value

ECONOMIC Arizona’s focus on economic development continues to support DEVELOPMENT growth in the state 2017 APS partnered with Greater Phoenix Economic Council and Arizona Commerce Authority to welcome 21 new companies to the state, adding an estimated: — 39.8 MW — 4,300 new jobs — $659.9M in capital investment — Notable corporations include UPS, Ball Corporation, Aldi and Chewy.com 2018 Nikola Motors selected Arizona for its new headquarters and manufacturing facility adding an estimated: —10 MW —1,500 new jobs — $900M in capital investment — Nikola sited Arizona’s quality workforce, pro-business atmosphere and inexpensive housing as differentiating factors Governor Ducey approves budget for the Arizona Commerce Authority — Supports business expansion and attraction efforts, workforce development and job training, and tax credit administration 19 Powering Growth, Delivering Value

APS’s revenues come from a RATE BASE regulated retail rate base and meaningful transmission business APS Rate Base Growth Total Approved Rate Base Year-End ACC FERC Generation & Distribution Transmission Rate Base Guidance: 6-7% Average Annual Growth Rate 17% $1.8 83% $1.4 ACC FERC Rate Effective Date 8/19/2017 6/1/2017 $9.1 Test Year Ended 12/31/20151 12/31/2016 $6.8 Rate Base $6.8B $1.4B Equity Layer 55.8% 55% Allowed ROE 10.0% 10.75% 2016 2017 2018 2019 2020 Projected 1 Adjusted to include post test-year plant in service through 12/31/2016 Rate base $ in billions, rounded 20 Powering Growth, Delivering Value

BALANCE SHEET STRENGTH Credit Ratings1 Long-Term Debt Maturity Schedule • A- or equivalent ratings or better at S&P, Moody’s ($Millions) and Fitch $600 2018 Major Financing Activities $500 • Currently expect up to $600 million of long-term debt issuance at APS 1 $400 $300 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. $300 $600 $200 $250 $100 $82 $- 2018 2019 2020 APS PNW 21 Powering Growth, Delivering Value

CREDIT RATINGS AND Credit metrics remain a key focus METRICS Pinnacle APS 2012 2013 2014 2015 2016 2017 West Corporate Credit Ratings1 APS Moody’s A2 A3 FFO / Debt 27.7% 31.5% 27.5% 29.7% 26.5% 26.9% S&P A- A- FFO / Interest 4.8x 5.6X 5.5x 5.8x 5.0x 5.2x Debt / Fitch A- A- 50.7% 47.7% 45.3% 45.8% 47.7% 47.3% Capitalization Senior Unsecured1 Pinnacle West Moody’s A2 A3 FFO / Debt 26.7% 29.8% 26.5% 28.9% 25.1% 24.7% S&P A- BBB+ FFO / Interest 4.4x 4.9X 5.2x 5.6x 4.9x 4.8x Debt / Fitch A A- 52.1% 49.1% 46.7% 47.0% 49.0% 50.3% Capitalization Note: Moody’s, Fitch and S&P rate the outlooks for APS and Pinnacle West as Stable. Source: Standard & Poor’s 1We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. 22 Powering Growth, Delivering Value

OCOTILLO MODERNIZATION PROJECT AND FOUR CORNERS SCRs • Included in the 2017 Rate Review Order1, APS has been granted Accounting Deferral Orders for two large generation-related capital investments – Ocotillo Modernization Project: Retiring two aging, steam-based, natural gas units, and replacing with 5 new, fast-ramping, combustion turbine units – Four Corners Power Plant: Installing Selective Catalytic Reduction (SCR) equipment to comply with Federal environmental standards Ocotillo Modernization Project Four Corners SCRs Units 6, 7 – Fall 2018 Unit 5 – Late 2017 In-Service Dates Units 3, 4 and 5 – Spring 2019 Unit 4 – Spring 2018 Total Cost (APS) $500 million $400 million Estimated Cost Deferral $45 million (through 2019) $30 million (through 2018) − Cost deferral from date of commercial − Cost deferral from time of installation operation to the effective date of rates to incorporation of the SCR costs in in next rate case rates using a step increase beginning Accounting Deferral − Includes depreciation, O&M, property in 2019 taxes, and capital carrying charge2 − Includes depreciation, O&M, property taxes, and capital carrying charge2 1 The ACC’s decision is subject to appeals. 2 APS will calculate the capital carrying charge using the 5.13% embedded cost of debt established in the 2017 Rate Review Order. 23 Powering Growth, Delivering Value

FOUR CORNERS SCR APS filed for a rate increase STEP INCREASE on April 27, 2018 Key Components of APS’s Filed Request Financial Cost of Capital Bill Impact • Consistent with prior • 7.85% Return on Rate • Rate rider applied as a disclosed estimates Base1 percentage of base rates – Weighted Average Cost for all applicable customers of Capital • $390 million direct costs • 5.13% Return on Deferral1 • $67.5 million revenue vs. $400 million1 – Embedded Cost of Debt requirement contemplated in APS’s recent rate case • $40 million in indirect • 5% Depreciation Rate • ~2% bill impact costs (overhead, AFUDC) – 20 year useful life (2038-depreciation study) • 5 Year Deferral Amortization 1 Based on 2017 Rate Review Order 24 Powering Growth, Delivering Value

ARIZONA CORPORATION COMMISSION Terms to January 2019 Terms to January 2021 Tom Justin Bob Boyd Andy Forese (R) Olson (R)** Burns (R)* Dunn (R) Tobin (R) Chairman Other State Officials ACC Executive Director – Ted Vogt RUCO Director – David Tenney * Term limited - elected to four-year terms (limited to two consecutive) **Governor Doug Ducey appointed Justin Olson to fill the remainder of former Commissioner Doug Little’s term. 25 Powering Growth, Delivering Value

2018 KEY DATES ACC Key Dates / Docket # Q1 Q2 Q3 Q4 Key Recurring Regulatory Filings Lost Fixed Cost Recovery Filed Feb 15 Decision Expected Q3 E-01345A-11-0224 Transmission Cost Adjustor Filed May 15 E-01345A-11-0224 Implemented Jun 1 Sep 7: File 2019 Plan 2019 DSM/EE Implementation Plan E-01345A-18-0105 2018 DSM Decision Expected Q3 2019 RES Implementation Plan Jun 12: 2018 RES Plan Jul 1: Filed 2019 Plan TBD approved May 1: Filed Year Two Sep 1: Year Two RCP APS Rate Review/ Export Rate Feb: Customer RCP Export Rate Four Corners SCR Step Increase Expected Implementation Transition Began E-01345A-16-0036 Apr 27: Filed Four Sep 5: Four Corners SCR Corners SCR Request Hearing Begins ACC declined to Resource Planning and Procurement Workshops Begin for acknowledge Arizona E-00000V-15-0094 APS 2020 IRP utility’s IRPs Review and Modification of Current Net Staff Draft Rules Metering Rules RE-00000A-17-0260 Expected Modification of the Federal Tax Reform Implemented March 1 Rate Adjustment AU-00000A-17-0379 Energy Modernization Plan Staff Notice of Inquiry Apr 23: Responses to E-00000Q-16-0289 opened February 22 Notice of Inquiry Other Key Dates Q1Q2Q3Q4 Arizona State Legislature In session Jan 8 – End of Q2 Elections Aug 28: Primary Nov 6: General 26 Powering Growth, Delivering Value

INTEGRATED The ACC can acknowledge the filing of an IRP, but they do not RESOURCE PLAN approve IRP’s 15-Year Plan IRP Cycle Acknowledgement Decision Impact Looking Ahead • An Integrated • Occurs every 2-3 years • ACC does not • A non- • The next IRP Resource Plan • Utility-and Commission- approve or reject acknowledged filing is (IRP) provides led stakeholder IRPs; it IRP does not scheduled for a 15-year workshops during acknowledges or require a revised April 2020 forward look declines to filing and there is development of the IRP • Stakeholder at a utility’s acknowledge the no requirement process for the resource • Preliminary IRP filed filing that a utility 2020 IRP cycle needs and its about 1 year prior to modify its • Acknowledgement starts as early plan to meet the Final IRP resource plan of an IRP does not as August 2018 those needs in • Year after Final IRP guaranty recovery a reliable and filing, Commission Staff of investments nor affordable issues a Recommended does non- fashion Order regarding IRP acknowledgement Acknowledgement imply non-recovery • Commission votes on of investments IRP Acknowledgement 27 Powering Growth, Delivering Value

Residential DG (MWdc) Annual Additions 150 RESIDENTIAL PV 133 74 63 57 44 51 1 22 APPLICATIONS 10 18 2009 2012 2014 2016 2018 YTD 4,000 3771 3505 3,500 3,000 2474 2,500 2167 1955 2033 2,000 1827 1564 1602 1436 1413 1364 1442 1434 1,500 1267 1291 1283 1153 1100 1278 1002 1349 844 1189 1,000 1091 1157 1158 1168 759 1001 1141 1077 804 832 500 680 715 636 615 540 484 324 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2015 Applications 2016 Applications 2017 Applications 2018 Applications 1 Monthly data equals applications received minus cancelled applications. As of May 31, 2018, approximately 79,400 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 628 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site, but are not included in the chart above. 28 Powering Growth, Delivering Value

Distributed generation is changing THE “DUCK CURVE” the load shape of the grid Current Spring Day Spring Day 2022 Excess renewables create over-generation … and potentially for nuclear generation in challenges … the future 5,000 5,000 4,500 4,500 4,000 4,000 3,500 3,500 3,000 3,000 2,500 2,500 2,000 2,000 Generation Minimum Output Generation 1,500 Minimum Output 1,500 1,000 1,000 Nuclear Output Nuclear Output 500 Over- 500 Over- Generation Generation - - 1 3 5 7 9 11 13 15 17 19 21 23 1 3 5 7 9 11131517192123 Hour Hour 29 Powering Growth, Delivering Value

Strategic transmission investment is essential to maintain reliability APS TRANSMISSION and deliver diversified resources to customers • 10-Year Transmission Plan filed January 2018 (115 kV and above) – 52 miles of new lines – 13 bulk transformer additions Flagstaff • Also includes: – Sun Valley-Morgan 500kV (2018) – North Gila-Orchard 230kV (2021) – Cholla Synchronous Condenser (2019) Phoenix • Transmission investment diversifies regulatory risk – Constructive regulatory treatment – FERC formula rates and retail adjustor Legend Tucson Planned lines Existing lines Solar potential area Wind potential area 30 Powering Growth, Delivering Value

INVESTOR RELATIONS CONTACTS Stefanie Layton Director, Investor Relations (602) 250-4541 stefanie.layton@pinnaclewest.com Michelle Clemente (602) 250-3752 michelle.clemente@pinnaclewest.com Pinnacle West Capital Corporation P.O. Box 53999, Mail Station 9998 Phoenix, Arizona 85072-3999 Visit us online at: www.pinnaclewest.com 31 Powering Growth, Delivering Value